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                           EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 19, 2004

                             WALTER INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                   001-13711             13-3249953
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   (State or other jurisdiction        (Commission         (I.R.S. Employer
         of incorporation)            File Number)       Identification No.)

    4211 W. Boy Scout Boulevard, Tampa, Florida                  33607
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      (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code  (813) 871-4811

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 19, 2004 an amended and Restated Variable Funding Loan Agreement was completed among YC SUSI Trust, a Lender, Atlantic Asset Securitization Corporation, a Lender, Mid-State Trust IX, the Borrower, Wachovia Bank National Association, the Custodian Collateral Agent, Bank of America, N.A. an Agent, Managing Agent and Bank Investor and Calyon New York Branch, a Managing Agent and Bank Investor (the "Facility"). The Facility is a $400.0 million warehouse facility renewable on January 31, 2005. The Trust IX Variable Funding Loan Facility provides temporary financing to Mid-State Homes, Inc. ("Mid-State") for its current purchases of instalment notes from Jim Walter Homes, Inc., and its affiliated builders, and purchases of loans from Walter Mortgage Company.

Trust IX is a Delaware Statutory Trust whose assets are limited to pledged instalment notes, mortgage notes and mortgages purchased from Mid-State. Walter Industries, Inc. is not a party to the facility, but the facility provides liquidity to Walter Industries, Inc. and its affiliates. Bank of America, N.A. is the Administrative Agent for the Company's senior secured revolving credit Facility. Wachovia Bank, National Association is the Company's 401K plan administrator and a lender in the Company's senior secured revolving credit facility. Both Bank of America, N.A. and Wachovia Bank, National Association provide other services to Walter Industries, Inc. and its affiliates.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WALTER INDUSTRIES, INC.

Date November 22, 2004
                                            By:     /s/ VICTOR P. PATRICK
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                                            Title:  Victor P. Patrick
                                                    Sr. Vice President, General
                                                    Counsel and Secretary